                                                                   EXHIBIT 10.43


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             DATED 17 FEBRUARY 2000





                           MEPC BOULEVARD LIMITED (1)

                            MEDEVA PHARMA LIMITED (2)

                                       AND

                                 MEDEVA PLC (3)





--------------------------------------------------------------------------------
                                   UNDERLEASE
                   OF PLOT 6 BOULEVARD INDUSTRY PARK HALEWOOD
                                   MERSEYSIDE
--------------------------------------------------------------------------------

THIS SUB-UNDERLEASE is made on 17 February 2000 BETWEEN:

(1) MEPC BOULEVARD LIMITED (Company Registration Number 3650759) whose registered office is at Nations House 103 Wigmore Street London W1H 9AB ("LANDLORD")

(2) MEDEVA PHARMA LIMITED (Company Registration Number 449451057 whose registered office is at Medeva House Regent Park Kingston Leatherhead Surrey KT22 7PQ ("TENANT")

(3) MEDEVA PLC (Company Registration Number 2086530) whose registered office is at 10 St James's Street London SWIA 1EF ("GUARANTOR")

WHEREAS:

1.      PARTICULARS

        "ESTATE" means Boulevard Industry Park. Halewood Merseyside shown for the purpose of identification only edged green on Plan 1

        "EXTERIOR DECORATING YEARS" means every [***] year of the Term

        "INITIAL RENT" means [***] per annum.

        "INSURANCE RENT" means:

               (a) the sums which the Landlord shall from time to time pay whether by way of premiums or by way of reimbursement of third parties for insuring the Premises against the risks set out in clauses 11.2(a) and 11.2(b)

               (b) all of any increased premiums payable by reason of the act or omission of the Tenant and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (c)    all the premium that the Landlord shall from time to time
                      pay (or where such insurance includes other premises a reasonable proportion of such premium to be determined by the Surveyor acting as an expert and not as an arbitrator) for insuring against the loss of Rent and Service Charge in accordance with clause 11.2(c)

        "INTEREST RATE" means [***] percent per annum above the Base Rate of the Bank of Scotland or some other London or Scottish Clearing Bank nominated in writing from time to time by the [***]

        "INTERIOR DECORATING YEARS" means every [***] of the Term

        "PERMITTED USER" means a trade or business within Classes [***] of the Schedule to the Town and Country Planning (Use Classes) Order 1987

        "PREMISES" means Unit Number 6 Boulevard Industry Park and the car parking bays and loading area more particularly defined in schedule 1

        "RENT COMMENCEMENT DATE" means Date of Practical Completion which the parties agree in 23 December 1999

        "REVIEW DATES" means the [***] anniversaries of the Term Commencement
        Date

        "SERVICE CHARGE" means the monies payable by the Tenant pursuant to clause 8

        "TERM COMMENCEMENT DATE" means 29th September 1999

        "TERM" means 25 years from and including the Term Commencement Date

2.      DEFINITIONS

        2.1 The terms defined in the Particulars and in this clause 2 shall for all purposes of this Sub-Underlease have the meanings specified:



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        "ACCOUNTANT" means any person or firm appointed by or acting for the
        Landlord (including an employee of the Landlord or a Group Company) to perform the function of an accountant for any purpose of this Sub-Underlease

        "ADJOINING PROPERTY" means any neighboring or adjoining land or property in which the Landlord the Superior Lessor or a Group Company has a freehold or leasehold interest or in which during the Term the Landlord (or a Group Company) shall have acquired a freehold or leasehold interest

        "BASIC SPECIFICATION" means the specification attached hereto as appendix 1 and headed "LEASE BASE SPECIFICATION"

        "BUILDING" means the buildings erected on part of the Premises

        "COMMON PARTS" means the pedestrian ways and landscaped areas and any other areas which are from time to time during the Term provided by the Landlord for common use and enjoyment by the tenants and occupiers of the Estate and all persons expressly or by implication authorized by them

        "CONDUITS" means all existing and future (but only to the extent that they come into existence during the perpetuity period) pipes sewers drains mains conduits gutters watercourses wires cables channels subways flues and all other conducting media including any fixings louvres cowls and other covers

        "ENACTMENT" means:

               (a)    any Act of Parliament and

               (b) any European Community or other supra-national legislation having the force of law in the United Kingdom and references (whether specific or general) to any Enactment include any statutory modification or re-enactment of it for the time being in force and any order instrument



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                      plan regulation permission or directive made or issued
                      under it or under any Enactment replaced by it or deriving validity from it

        "ESTATE ROADS" means such estate roads and footpaths within the Estate shown on the Plan and such other estate roads and footpaths as the Landlord may from time to time designate

        "GROUP COMPANY" means a company that is a member of the same group as the Landlord or the Superior Lessor within the meaning of section 42 of the 1954 Act

        "HEADLEASE" means the underlease under which Landlord holds the Premises dated 17 February 2000 made between Speke Garston Developments Limited
        (1) ("Superior Lessor") and the Landlord (2) for a term of 150 years less 1 day from 31st March 1998

        "INSURED RISK" means any risk against which the Landlord covenants to insure hereunder

        "INTEREST" means interest during the period from the date on which the payment is due to the date of payment both before and after any judgement at the Interest Rate then prevailing or should the Base Rate referred to in clause 1 cease to exist such other rate of interest as is most closely comparable with the Interest Rate to be agreed between the parties or in default of agreement to be determined by the Accountant acting as an expert and not as an arbitrator

        "LANDSCAPE CORRIDOR" means that part of the Estate shaded yellow on Plan 1 and such other areas as the Landlord under the Head Lease shall from time to time designate as amenity land within the Estate

        "NECESSARY CONSENTS" means all permissions consents approvals licenses certificates and permits in legally effectual form as may be necessary lawfully to commence carry out maintain and complete any works



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        "OTHER BUILDINGS" means the buildings (excluding the Building) now or at any time during the Term erected on the Estate

        "PLAN 1 PLAN 2 PLAN 3 PLAN 4 AND PLAN 5" means the plans numbered accordingly and drawings annexed to this Sub-Underlease as appendix 2

        "PLANNING ACTS" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 the Environmental Protection Act 1990 the Planning and Compensation Act 1991 and the Environment Act 1995 and all statutes regulations and orders included by virtue of clause 3.14

        "RENT" means the Initial Rent as reviewed in accordance with schedule 4 and such term includes neither the Service Charge nor the Insurance Rent but the term "rents" includes the Rent the Service Charge and the Insurance Rent

        "RETAINED PARTS" means all parts of the Estate and the Other Buildings not let or intended to be let to a tenant including (but without prejudice to the generality of the foregoing):

        (a)    the Common Parts

        (b) the roads within the Estate until such time as the same shall become maintainable at public expense

        (c) all Conduits on or serving the Estate except any that are within and solely serve premises let or intended to be let

        (d)    the boundary walls and fences of the Estate

        "SERVICES" means the services set out in schedule 5

        "SOUTH ROAD" means the private road adjoining the Estate and shown coloured brown on Plan 2



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       5
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        "SURVEYOR" means any person or firm appointed by or acting for the
        Landlord (including an employee of the Landlord or a Group Company and including the person or firm appointed by the Landlord to collect the rents and manage the Estate) to perform the function of a surveyor for the purpose of this Sub-Underlease

        "TENANTS FIT OUT WORK" means works carried out by or at the cost of the Tenant to fit out the Premises as described in the Specification of Tenant's Works attached hereto as appendix 3

        "UNIT" means plot of land with or without buildings forming part of the Estate let or intended to be let for separate occupation

        "VALUE ADDED TAX" means Value Added Tax or such other imposition or levy of a like nature which may extend or replace Value Added Tax

        "WORKING DAY" means Monday to Friday inclusive except bank holidays or other public holidays in England

        "1954 ACT" means part II Landlord and Tenant Act 1954

3.      INTERPRETATION

        3.1 The expressions "LANDLORD" and "TENANT" wherever the context so admits include their respective successors in title

        3.2 Where the Landlord the Tenant or the Guarantor for the time being are 2 or more individuals the terms "LANDLORD" "TENANT" and "GUARANTOR" include the plural number and obligations expressed or implied to be made by or with such party are deemed to be made by or with such individuals jointly and severally

        3.3 References to the "SUPERIOR LESSOR" shall include its successors in title and shall also include all parties having a reversionary interest in the Premises or any part or parts of it however remote



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        3.4    Words importing one gender include all other genders and words importing the singular include the plural and vice versa

        3.5 The expression "GUARANTOR" includes not only the party named as third party to this Sub-Underlease (if any) but also any person who enters into covenants with the Landlord pursuant to clauses 5.17(e) 5.17(f) and 5.29

        3.6 The expression "ESTATE" where the context so admits includes any additional and adjoining land and buildings in which the Landlord has a freehold or leasehold interest or in which during the Term the Landlord shall have acquired a freehold or leasehold interest and which shall have been so constructed or acquired to form part of the Estate and such expression shall also include any estate which shall be reduced in area

        3.7 The expression "TERM" includes any period of holding-over or extension or continuance

        3.8 References to the "LAST YEAR OF THE TERM" include the last year of the Term if the same shall determine otherwise than by effluxion of time and references to the "EXPIRATION OF THE TERM" include such sooner determination of the Term

        3.9 References to any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right by the Superior Lessor and to all persons authorized by the Landlord and the Superior Lessor (including agents professional advisers tenants contractors workmen and others) and in common with all other persons having a like right

        3.10 Any covenant by the Tenant not to do an act or thing shall be deemed to include an obligation not to permit such act or thing to be done and to use all reasonable endeavours to prevent such act or thing being done by a third party



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        3.11   References to "CONSENT OF THE LANDLORD" or words to similar effect mean a consent in writing signed by or on behalf of the Landlord and references to "APPROVED" and "AUTHORIZED" or words to similar effect mean (as the case may be) approved or authorized in writing by or on behalf of the Landlord and (where required) the Superior Lessor

        3.12 The Term "PARTIES" or "PARTY" shall mean the Landlord and/or the Tenant but except where there is an express indication to the contrary shall exclude the Guarantor

        3.13 "DEVELOPMENT" has the meaning given by section 55 Town and Country Planning Act 1990

        3.14 Any reference to a specific statute includes any statutory extension or modification or re-enactment of such statute and any regulations or orders made thereunder and any general reference to "STATUTE" or "STATUTES" includes any regulations or orders made thereunder

        3.15 The relevant perpetuity period shall be the term of this Sub-Underlease

        3.16 The clause headings do not form part of this Sub-Underlease and shall not be taken into account in its construction or interpretation

4.      DEMISE

        4.1 The Landlord demises to the Tenant the Premises together with the rights specified in schedule 2 but excepting and reserving to the Landlord and the Superior Lessor and all others entitled thereto the rights specified in schedule 3 to hold the Premises to the Tenant for the Term subject to all rights easements privileges restrictions covenants and stipulations of whatever nature affecting the Premises including the matters contained or referred to in the documents specified in schedule 6 yielding and paying to the Landlord:



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (a)    Rent payable without any deduction by equal [***] payments in advance on the usual [***] in every year, and proportionately for any period of less than a year the first such payment being a proportionate sum in respect of the period from and including the Rent Commencement Date to and including the day before the [***] next thereafter to be paid on the date hereof and

               (b)    by way of further rent [***] upon the Rent and

               (c) by way of further rent the Fair Proportion (as defined in paragraph 1.1 of schedule 5) of the Service Charge payable on demand in accordance with clause 7 and

               (d) by way of further rent the Insurance Rent payable on demand in accordance with clause 11 provided that no demand shall be made more than 28 days before the relevant premiums are payable to the insurers

               (e) any other payments due from the Tenant to the Landlord from time to time during the Term pursuant to the provision of this Sub-Underlease

5.      TENANT'S COVENANTS

        The Tenant covenants with the Landlord

        5.1    Rent

               (a) To pay the rents on the day and in the manner set out in clause 4 and not to exercise or seek to exercise any right or claim to [***] or any right or claim to [***] whatever

               (b) If so required in writing by the Landlord to make all or some of such payments by Banker's Order to any Bank and account that the Landlord may from time to time nominate



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        5.2    Outgoings and [***]

               To pay and to indemnify the Landlord against:

               (a) all rates taxes assessments duties charges impositions and outgoings which are now or during the Term shall be charged assessed or imposed upon the Premises or upon the owner or occupier of them but not any tax payable on rental income in the Landlord's hands or in respect of any dealing with any interest in reversion to this Lease

               (b) [***] in respect of rents or any other payment made by the Tenant under any of the provisions of or in connection with this Sub Underlease or paid by the Landlord on any payment made by the Landlord where the Tenant agrees in this Sub-Underlease to reimburse the Landlord for such payment provided that the Landlord shall deliver a [***] to the Tenant in respect of such payments

        5.3    [***]

               To [***] and to [***] all charges for [***] at or in relation to the Premises (including [***]) where a [***] is provided for the Premises

        5.4    Repair

               To repair and keep in repair and where necessary [***] the Premises (damage caused by [***] excepted other than where the [***] are [***] in consequence of any act or default of the Tenant or anyone at the Premises expressly or by implication with the Tenant's authority) and to [***] the Landlord's [***] in the Premises which may be or become [***] at any time during or at the expiration of the Term

        5.5    Clean and tidy and decoration



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (a)    To keep any part of the Premises which may not be built
                      upon [***] in good condition and [***] and all landscaped areas within the Premises [***] (including for the avoidance of doubt (but not limited to) those areas shaded purple and brown on Plan 3)

               (b) To clean [***]of all [***] in the Premises as often as shall be necessary

               (c) In each of the [***] and in the [***] to [***] of the Building and in each of the [***] and in the [***] to [***] of the Building in both instances in a good and workmanlike manner and with appropriate materials of good quality to the reasonable satisfaction of the Surveyor the [***] of such [***] (if different to those previously existing) to be [***]

        5.6    Access of Landlord and notice to repair

               (a) To permit the Landlord at reasonable times and upon not less than [***] prior notice (except in emergency when no notice shall be required):

                      (i) to enter upon the Premises for the purpose of ascertaining that the covenants and conditions of this Sub-Underlease have been observed and performed

                      (ii) to view the state of repair and condition of the
                           Premises and

                      (iii) to give to the Tenant (or leave upon the Premises) a notice specifying any repairs cleaning maintenance and decoration that the Tenant has failed to execute in breach of the terms hereof and to request the Tenant forthwith to execute the same

               (b) Forthwith to repair cleanse maintain and decorate the Premises as required by such notice

               (c) If within [***] of the service of such a notice the Tenant shall not have commenced and be proceeding diligently with the execution of the work



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

                      referred to in the notice or shall fail to complete the work within [***] to permit the Landlord to enter the Premises to execute such work as may be necessary to comply with the notice and to pay to the Landlord the cost of so doing and all expenses incurred by the Landlord (including legal costs and surveyor's fees) within [***] of a written demand

        5.7    Yield up

               At the expiration of the Term to yield up the Premises in repair decorated and in all other respects in accordance with the terms of this Sub-Underlease and to give up all keys of the Premises to the Landlord and to remove all lettering and signs erected by the Tenant in upon or near the Premises forthwith to make good any damage caused by such removal

        5.8    [***] and [***]

               (a) Not to [***] the Building nor [***] or other structures nor [***] nor make any [***] to the Premises or the Building except as expressly permitted under clause 5.8(b)

               (b) The Tenant may carry out [***] to the Building which [***] of the Building where:

                      (i)    the Tenant has submitted [***] to the Landlord
                             [***] and

                      (ii) the Tenant has [***] to the Landlord [***] relating to the [***] as the Landlord may reasonably require including a [***] and

                      (iii) the Tenant has if reasonably so required by the Landlord provided the Landlord with [***] which will allow the Landlord to [***] if the Tenant [***] and within a reasonable time and

                      (iv)   the Tenant has obtained the [***] to the [***] and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                      (v)    the Tenant has obtained all [***] to the [***]

               (c) To remove any [***] (but not the Tenant's [***]) made to the Premises at the [***] if so requested by the Landlord and to [***] any part or parts of the Premises which may be [***] by [***]

               (d) Not to [***] nor except in accordance with clause 5.8(e) make any [***] serving the Premises either exclusively or in conjunction with the Premises

               (e) To make connection with those [***] that exclusively [***] the Premises only in accordance with the [***]

               (f) It shall be lawful for the Landlord to enter upon the Premises and [***] any [***] made in non-compliance with the provisions of this clause 5.8 and execute [***] as are necessary to [***] and the [***] thereof (including [***]) shall be [***]

        5.9    Planning, Acts

               (a) To comply with the provisions and requirements of the Planning Acts whether as to the Permitted User or otherwise and to [***] (both during and following the expiration of the Term) and keep the Landlord [***] against all [***] whatsoever including [***] in respect of any contravention

               (b) At the expense of the [***] to obtain all planning permissions and to serve all such notices as may be required for the carrying out of any operations or user on the Premises which may constitute Development under the Planning Acts provided that no application for planning permission shall be made without the previous consent of the Landlord such approval not to be unreasonably withheld or delayed



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

               (c) Subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the [***] or the commencement or continuance of [***]

               (d) Notwithstanding any consent which may be granted by the Landlord under this Sub-Underlease not to [***] to the Premises or any [***] until:

                      (i) all necessary [***] under the Planning Acts have been [***] to the Landlord and

                      (ii) all necessary [***] under the Planning Acts have been [***] to the Landlord and

                      (iii) the Landlord has [***] that every [***] is [***]
                            (such [***] not to be unreasonably withheld or delayed)

                      the Landlord being entitled to [***] its [***] of a [***] on the grounds that any [***] would be (or be likely to be) [***] of the Landlord or of the Superior Lessor in the Premises the Building the Estate or any Adjoining Property whether during or following the expiration of the Term

               (e) Unless the Landlord shall otherwise direct to [***] before the expiration of the Term:

                      (i) any [***] stipulated to be [***] to the Premises by a date subsequent to such expiration as a condition of any [***] granted the [***] of which has begun before the expiration of the Term and

                      (ii) any [***] begun upon the Premises in respect of which the Landlord [***] for any [***] under the Planning Acts

               (f) In any case where a planning permission is granted subject to conditions and if the Landlord reasonably so requires to provide [***] for the [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

                      such conditions and not to [***] the planning permission until [***] has been provided

               (g) If reasonably required by the Landlord but at the cost of [***] to [***] any [***] of planning permission or the imposition of any [***] of planning permission or the imposition of any [***] a planning permission relating to the Premises following an application by [***]

               (h) If the Tenant shall carry out permit or consent to any [***] on the Premises the Tenant will [***] the [***] for any [***] of whatsoever nature (including [***] to give appropriate notices and information) under any legislation for which the [***] shall be [***] as a result of such [***] and shall [***] to the Landlord the [***] which in default of [***] shall be [***] from [***]

               (i) Without prejudice to the generality of the foregoing and other provisions of this Sub-Underlease to take all necessary steps to ensure that [***] of the Building and all other relevant parts of the Premises do not [***] as may be agreed with or stipulated by any statutory authority from time to time including carrying out [***] and/or [***] to the Building or other parts of the Premises to the satisfaction of each and every statutory authority

        5.10   [***] and information

               (a) If called upon so to do [***] to [***] all [***] as the Landlord may reasonably require in order to satisfy itself that the provisions of clause 5.9 have been complied with

               (b) If called upon so to do [***] to [***] acting for the Landlord or any person acting as [***] such [***] as may reasonably be requested in writing in relation to any pending or intended [***] or the implementation of the provisions of [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        5.11   Statutory obligations

               (a) At the [***] expense to [***] and [***] upon or in respect of the Premises or the use to which the Premises are being put that are required (whether by the lessor lessee or the occupier) in order to comply with the requirements of any statute (already or in the future to be passed) or any government department local authority other public competent authority or court of competent jurisdiction

               (b)    Not to [***] the Premise s [***] the [***] may [***]

               (c) Without prejudice to the generality of the foregoing to comply in all respects with the [***] and any other [***] or by any [***] applicable to the Premises or in regard to [***] for the time being [***] by the Tenant on the Premises

               (d) To comply with any [***] imposed on the Premises by any statutory authority whether as a planning condition or otherwise

        5.12   [***]

                      Not [***] the Premises for [***] other than [***]

        5.13   [***] restrictions

               (a) Not to do (or permit or suffer to remain upon the Premises) anything which may be or become or cause a nuisance annoyance disturbance inconvenience injury or damage to the Landlord or its tenants or the

               (b) Not to use the Premises for sale by auction or for any dangerous noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       16
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               (c)    Not to sleep or allow any person to sleep on the Premises
                      and not to use the Premises for residential purposes nor keep any animal fish reptile or bird on the Premises save for security or research purposes

        5.14   [***]

               (a) Not without the Landlord's consent (such consent not to be unreasonably withheld or delayed) to [***] (whether in connection with [***] or otherwise) upon any [***] of the Premises

               (b) Not [***] on the [***] the Building or to or through any [***] of the Building or [***] upon any other part of the Premises any [***] provided that a [***] giving the [***] approved in writing by the Landlord (such consent not to be unreasonably withheld or delayed) shall not be a breach of this clause 5.14(b)

               (c) It shall be lawful for the Landlord to enter upon the Premises and remove any [***] by the Tenant in non-compliance with the provisions of this clause 5.14 and execute such works as are necessary to restore the Premises to their former state and the [***] thereof (including [***]) shall be [***]

        5.15   [***]

               Not to:

               (a) [***] of the Building or use the same for the [***] or place any [***] nor

               (b) have within the Building any [***] or other articles which may [***] the Building

        5.16   [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       17
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               (a)    Not to [***] any [***] from [***] and [***] the same [***]
                      except from [***] and not to cause nor permit any [***] or [***] to any other user of them

               (b) Not to permit any [***] belonging to [***] or any persons [***] the Premises expressly or by implication with the authority of [***] to [***] or the [***] thereof and to use all reasonable endeavours to ensure that such persons shall [***]

        5.17   Dealings with the Premises

               In this clause 5.17 "CONSENT" means the consent of [***] in writing which will not be unreasonably withheld or delayed and "PERMITTED PART" means a part of the Premises of at least [***] square feet gross internal area which is capable of [***]:

               (a) Unless expressly permitted by this clause 5.17 not to [***]

               (b) The Tenant may [***] enter into a [***] to a bona fide [***] of good standing which is not a [***]

               (c)    The Tenant may [***] the whole of the Premises

               (d) It is agreed that the Landlord will [***] if it [***] to [***] in any of the following circumstances:

                      (i)    where the [***] is a [***] of [***] or a [***] of
                             which [***] or which has the same [***] as [***] where [***] have the meanings given to them by section 736 Companies Act 1985 or

                      (ii) where in the reasonable opinion of the Landlord the [***] is not [***] to [***] it to [***] the
                             covenants of the Tenant in this Sub-Underlease or



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                      (iii)  where in the reasonable opinion of the Landlord the
                             [***] would be [***] by the [***] on the assumptions (whether or not a fact) that the Landlord wished to [***] on the day following [***]

                      (iv) where there is a [***] in this Sub-Underlease by the Tenant or

                      (v)    where the [***]

                      (vi) where the [***] is not resident in the United Kingdom or the European Community

               (e) It is also agreed that it would not be unreasonable for the Landlord to require the fulfillment of the following requirements as a condition of the [***]:

                      (i) the [***] is to [***] an [***] on the date of the [***] and

                      (ii) the [***] is if reasonably required by the Landlord to procure a [***] with [***] from one or more [***] who are to [***] to the Landlord the [***] in terms similar to those set out in this Sub-Underlease and

                      (iii) the [***] to the Landlord of [***] and other [***] under this Sub-Underlease prior to the date of the [***] save where there is a bona fide dispute in relation to any such other [***] and

               (f) The Tenant may [***] all or a Permitted Part of the Premises where [***] of the following conditions are satisfied:

                      (i)    the [***] has [***] and

                      (ii) the [***] has covenanted [***] to [***] on the part of [***] contained in this Sub-Underlease so far as they relate to the Premises [***] and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       19
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                      (iii)  if the Landlord reasonably so requires a [***]
                             acceptable to the Landlord has [***] by [***]. of its above [***] in such terms as the Landlord may reasonably require and

                      (iv)   no [***] is taken for the [***] and

                      (v) the rent first [***] the [***] is [***] the rent per square foot [***] for the [***] in the [***] provided that if the rent so reserved is [***] the Rent then payable under this Sub-Underlease the Tenant may not [***] in any [***]

                      (vi) any [***] or other [***] to the [***] are no [***] than is usual at the time in all the circumstances and

                      (vii) the [***] is [***] as [***] and contains the same [***] and where the [***] under it is [***] at the same times and on the same terms as [***] and

                      (viii) there shall at no time be more than [***] of a
                             Permitted Part or more than [***] of the Premises including the Tenant

               (g)    (i)    To enforce against any [***] the provisions of
                             the [***] and not waive or vary them and

                      (ii) To operate the [***] provisions contained in any [***] so as to ensure that the [***] at the correct times and in accordance with those provisions

               (h)    Not [***]:

                      (i)    to [***] of any [***] or

                      (ii)   to accept a [***] of part of the [***] or

                      (iii)  to agree any [***] under any [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

               (i) Not to require or permit any [***] by any [***], to be [***] or to be paid more than [***] in advance or to be [***]

               (j) Any [***] under this clause 5.17 shall (unless it expressly states otherwise) only be [***] if the dealing to which it relates is [***] after the date of the [***]

               (k) It is agreed that the conditions and stipulations referred to in clauses 5.17(d) and 5.17(e) are not to be taken as an exhaustive list of conditions or stipulations which it would be reasonable for the Landlord to impose in relation to the [***] of any [***] to [***]

               (l) The Tenant may (after giving written notice to the Landlord containing all relevant information including [***]) [***] the Premises [***] as the Tenant (within the meaning of [***] Landlord and Tenant Act 1954) for so long as [***] shall remain [***]) on condition that the [***] does not create any [***] and that on any [***] the [***] immediately ceases

               (m) Within [***] after any [***] of the Premises or any [***] (whether or not specifically referred to in this clause 5.17) to give to the Landlord's solicitors notice in duplicate specifying the particulars of the matter in question and at the same time to supply [***] of any [***] it and to [***] those solicitors a [***] or such [***] as shall be reasonable at the time

               (n) From time to time [***] during the Term to provide the Landlord with [***] the Premises including particulars of [***] in respect of them and copies of any relevant documents and the [***] of the Premises

        5.18   [***] costs

               To [***] all reasonable [***] (including without prejudice to the generality of the foregoing those [***]) incurred by [***] in relation or incidental to:



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (a) every [***] made by [***] for a [***] required or made necessary by the provisions of this Sub-Underlease whether the same be granted or refused or proffered subject to any qualification or condition or whether the [***] save where such [***] is held by a tribunal or competent jurisdiction to have been [***]

               (b) the [***] under section [***] Law of Property Act 1925 or incurred by proceedings under section [***] of that Act notwithstanding that [***]

               (c)    the [***] of [***] or other [***] from the [***] and

               (d) any steps taken in connection with the [***] of a [***] during or after the expiration of the Term

        5.19   [***] Property

               (a) Not to cause the Common Parts or any other land roads or pavements abutting on or nearby the Premises to [***]

               (b) Not to [***] other than [***] and on a [***] basis [***] any [***] on any part of the land within the Premises

        5.20   [***]

               Not to permit to be [***]:

               (a) any [***] and to take all reasonable measures to ensure that [***] or

               (b) any [***] or of a kind calculated to or that does in fact [***] and not to do anything that causes the [***]

        5.21   [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               To keep all [***] (including [***]) upon the Premises [***] and for that purpose to [***] as and when necessary or when recommended by [***] to ensure by directions to [***] and otherwise that such [***] is [***] and to [***]

        5.22   [***]

               To [***] the Landlord [***] and [***] and without prejudice to the generality of the foregoing to [***] all reasonable [***] of the Landlord or the Superior Landlord

        5.23   Indemnities

               To be responsible for and to keep the Landlord fully indemnified against all damage damages losses expenses actions demands proceedings claims and liabilities made against or suffered or incurred by the Landlord arising [***] out of.

               (a) any [***] of the Tenant or any persons at the Premises expressly or impliedly with the Tenant's authority or

               (b) any [***] by the Tenant of the covenants conditions or other provisions of this Sub-Underlease

        5.24   Re-letting boards

               To permit the Landlord at any time during the, last [***] of the Term to enter upon (provided that it shall not interfere with the conduct of the Tenant's business) the Premises and affix and retain upon any part of the Premises a notice for re-letting the same and during such period to permit persons [***] at reasonable times of the day to view the Premises

        5.25   Rights of [***]

               (a)    Not to [***] any [***] belonging to the Building



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (b) Not to permit any new [***] to be made or acquired in against out of or upon the Premises and if any such [***] shall be made or acquired or attempted to be made or acquired to give immediate notice to the Landlord and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing any such [***] or the [***]

        5.26   Interest on Arrears

               (a) If the Tenant shall fail to pay the rents or any other sum due under this Sub-Underlease (including for the avoidance of doubt rents which the Landlord refrains from demanding or receiving due to a subsisting breach of covenant by the Tenant) the Tenant shall pay the Landlord Interest on the rents or other sum from the date when it was due to the date on which it is paid and such shall be deemed to be rent due to the Landlord

               (b) Nothing in clause 5.26(a) shall entitle the Tenant to withhold or delay any payments of the rents or any other sum due under this Sub-Underlease after the date upon which it falls due or in any way prejudice affect or derogate from the rights of the Landlord in relating to the said non-payment including (but without prejudice to the generality of the foregoing) under the proviso for re-entry contained in this Sub-Underlease

        5.27   Sale of reversion etc

               To permit the Landlord at any time during the Term to enter upon the Premises and affix and retain upon any part of the Premises a notice for selling the Landlord's reversion or any interest superior to the Term (provided that such notice shall not interfere with the conduct of the Tenant's business) and to permit upon reasonable notice at any time during the Term prospective purchasers of or dealers in or agents instructed in connection with the sale of the Landlord's



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               reversion or of any interest superior to the Term to [***] without interruption providing the same are [***]

        5.28   Defective Premises

               To give notice to the Landlord of any defect in the Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the provisions of this Sub-Underlease or the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 or otherwise and at all times to [***] which the Landlord may from time to time reasonably require to be [***] the Premises

        5.29   New Guarantor

               Within [***] of the death during the Term of any Guarantor or of such person becoming bankrupt or having a receiving order made against him or being a company passing a resolution to wind up or entering into liquidation or having a receiver appointed to give notice of this to the Landlord and if so required by the Landlord at the expense of [***] to procure some other person acceptable to the Landlord such acceptance not to be unreasonably withheld execute a guarantee in respect of the Tenant's obligations contained in this Sub-Underlease in the form set out in clause 12

        5.30   Landlord's rights

               To permit the Landlord at all times during the Term to exercise without interruption or interference any of the rights granted to it by virtue of the provisions of this Sub-Underlease

        5.31   Observe Headlease



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               To perform and observe all the covenants on the part of the lessee contained in the Headlease insofar as this relates to the Premises or the rights granted by this Lease save to the extent that they are expressly assumed by the Landlord in this Lease

        5.32   Indemnity for breach of Headlease

               To indemnify and keep indemnified the Landlord against all damages losses costs expenses actions demands proceedings claims and liabilities made against or suffered or incurred by the Landlord acting [***] out of any breach by the Tenant of the immediately preceding covenant

        5.33   Permit access to the Landlord

               To permit the Landlord to enter upon the Premises at reasonable times and upon reasonable prior written notice (except in emergency when no notice shall be required) for any purpose that [***] is necessary to enable it to comply with the covenants on its part contained in the Headlease notwithstanding that the obligation to comply with such covenants may be imposed on the Tenant by this Lease

        5.34   Compliance with [***]

               In this clause the [***] means the [***]:

               (a) where the [***] apply to [***] to the Premises in all respects in accordance with the [***]

               (b) before commencing any [***] to which the [***] apply to make a declaration that the Tenant is the client in respect of those [***] for the purposes of the [***] and to give to the Landlord a copy of that declaration and of the acknowledgement of it from the [***] (or such other authority as may from time to time be appropriate under the [***])



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (c) within [***] after completion of any [***] to which the [***] apply to give to the Landlord all necessary details of those [***] for the [***] required to be maintained under the [***]

               (d) where the [***] apply to any [***] undertaken by the Tenant or any undertenant to procure in favor of the Landlord a [***] license (which [***]) to [***] any and all documents relating to those [***] contained in the [***] and the [***] contained in them for [***] whatsoever connected with the demised premises or in the Centre

               (e) at the expiry or sooner determination of the term to give to the Landlord any [***] relating to the Premises maintained by the Tenant or any undertenant pursuant to the [***]

6.      LANDLORD'S COVENANTS

        The Landlord covenants with the Tenant:

        6.1    Quiet enjoyment

               To permit the Tenant to peaceably and quietly hold and enjoy the Premises without unlawful interruption or disturbance from or by the Landlord or any person claiming under or in trust for the Landlord

        6.2    Headlease rents

               To pay the rents reserved by the Headlease and to observe and perform the obligations of the Tenant in the Head Lease [***]

7.      LANDLORD'S PROVISION OF SERVICES

        7.1 The Landlord covenants with the Tenant to use all reasonable endeavours to carry out or use all reasonable endeavours to procure the carrying out by the Head



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               Landlord of the Services or such of them as the Landlord acting reasonably and in accordance with the principles of good estate management considers necessary

        7.2 In performing its obligations the Landlord shall be entitled in its discretion to employ [***] as the Landlord may from time to time think fit and whose reasonable fees salaries charges and expenses (including [***]) shall form part of the [***] provided that if the Landlord does not employ [***] for such purpose the Landlord may [***]

        7.3 The Landlord shall not be responsible for any delay or stoppage in connection with the performance or observance of such obligations or for any omission to perform the same due to any cause or circumstances not within the control of the Landlord but shall use all reasonable endeavours to remedy and make good the same as soon as possible after notification

        7.4 If the Landlord does not seek to recover any sum expended or liability incurred by it in connection with the Services in any Accounting Period as defined in clause 9.1 the Landlord may nevertheless recover such sum or liability in any subsequent Accounting Period

8.      PAYMENT OF SERVICE CHARGE

        8.1 The Tenant covenants with the Landlord to pay the Fair Proportion of the Service Charge at the times in the manner provided in clause 9 without any deduction (whether by legal or equitable set off)

9.      TIMES AND MANNER OF PAYMENT OF SERVICE CHARGE

        9.1 The Landlord shall make and send to the Tenant notice in writing of the Landlord's reasonable estimate of the expected amount of the Service Charge for any period of [***] ("the Accounting Period") and the Tenant shall pay the Fair Proportion of the estimate of the Service Charge by installments (apportioned on a daily basis) on the days specified in the notice



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        9.2    The Landlord will as soon as practical after the end of the relevant Accounting Period (and in any event within [***] of the end of the relevant Accounting Period) prepare and send to the Tenant a statement of the Service Charge for the Accounting Period audited by a member of the Institute of Chartered Accountants (which statement shall specify inter alia the actual cost of providing the Services for the Accounting Period (including copy vouchers or other reasonable details and information evidencing the cost to the Landlord of individual services provided))

        9.3 The Landlord's statement referred to in clause 9.2 shall in the absence of [***] be [***] the parties hereto

        9.4 In the event of the sums determined to be payable by the Tenant in accordance with clause 9.2 exceed the aggregate of the sums already paid by the Tenant in respect of the Accounting Period the Tenant will pay the balance due for such period within [***] of receipt of [***] to the Landlord and in the event of the aggregate of the sums paid by the Tenant in respect of such Accounting Period exceeding the sums so determined to be payable by the Tenant the excess will be repaid to the Tenant

        9.5 If during any Accounting Period it reasonably appears to the Landlord that because of unexpected expenses or liabilities the Landlord's previous estimate of the Service Charge is likely to be exceeded then the Landlord may serve on the Tenant a statement of such expenses and liabilities and the Fair Proportion of them payable by the Tenant and the Tenant shall pay that proportion within [***] of [***] of it and the payment shall be taken into account as part of the sums paid on account of the Service Charge for the relevant Accounting Period for the purpose of clause 9.4

        9.6 The Tenant's obligation to pay the Fair Proportion of the Service Charge shall be limited to costs reasonably incurred or reasonably anticipated



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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10.     DISPUTES

        10.1 Any dispute as to the Services provided or to be provided or the amount of the Service Charge or the Fair Proportion may be referred by the Tenant at any time prior to the expiry of [***] from receipt of any demand or estimate to [***] with at least [***] such [***] in the absence of agreement between the parties to be nominated by [***] on the Tenant's application Such [***] will act as [***] but shall be entitled to [***] made by either party and shall be instructed to make an order as to [***] Such [***] shall act fairly and impartially His decision shall be [***]

11.     INSURANCE

        11.1 Subject to the Tenant paying the Insurance Rent and to such insurance being available in the insurance market at the relevant time at [***] and upon [***] the Landlord will insure the
               Premises:

               (a) unless such insurance shall be [***] by [***] or by [***] and

               (b) subject to such excesses exclusions or limitations as the Landlord's insurers may require in such insurance office or with such underwriters and through such agency as the Landlord may from time to time decide in such sums as the Landlord shall from time to time be advised by the Surveyor as being the [***] including [***] and

               (c) procuring that such insurance shall include a [***] the Tenant and that the Tenant's [***] shall be noted on the relevant insurance policy

        11.2   Such insurance shall be against:

               (a) loss of damage by fire explosion storm lightning tempest flood burst pipes impact and (in peacetime) aircraft articles dropped therefrom riot civil commotion and malicious damage subsidence landslip, and heave and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                      such other risks of insurance which the Landlord may from
                      time to time deem necessary or the Tenant shall request

               (b) liability of the Landlord arising out of or in connection with any matter involving or relating to the Estate and

               (c) the loss of Rent and Service Charge payable under this Sub-Underlease from time to time (having regard to any review of rent which may become due under this Sub-Underlease) for [***] or such longer period as the Landlord may from time to time reasonably deem to be necessary for the purposes of planning and carrying out rebuilding or reinstatement

        11.3 The Tenant shall pay the Insurance Rent on [***] for the period from and including the commencement of the Term to the day before the next policy renewal date and thereafter the Tenant shall pay the Insurance Rent [***]

        11.4   If and whenever during the Term:

               (a) the Premises or any part of them or access to them are damaged or destroyed by an Insured Risk so that the Premises or any part of them are [***] and

               (b) the insurance of the Premises has not been [***] by the [***] or [***] the Rent and Service Charge or a fair proportion of the Rent and Service Charge according to the nature and the extent of the damage sustained (the amount of such proportion to be determined by [***]) shall be [***] until the Premises the damaged part or the access shall have been reinstated so that the Premises or the damaged part are [***]

        11.5   If and whenever during the Term:

               (a) the Premises are damaged or destroyed by an Insured Risk and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (b)    the payment of the insurance moneys is not refused in
                      whole or in part by reason of [***] the Landlord will [***] take such steps as may be requisite and proper to obtain any planning permissions or other permits and consents that may be required under the Planning Acts or other Statute for the time being in force to enable the Landlord to [***] the Premises and will as soon as these have been obtained spend and lay out all moneys received in respect of such insurance (except [***]) in [***] the Premises so damaged or destroyed provided that the Landlord shall not be liable to [***] the Premises if the Landlord is unable (having used all reasonable endeavours) to obtain all planning permissions permits and consents necessary to execute such [***] or if the [***] is prevented for any other reason beyond the control of the Landlord in which event the insurance moneys shall be [***] on the date of the damage or destruction and in the event of any dispute as to such [***] the dispute shall be referred for resolution to [***] by the Landlord and the Tenant or [***]

        11.6   The Tenant covenants with the Landlord:

               (a)    to [***] made known to it in writing

               (b) not to [***] that could cause [***] the Premises to [***] wholly or in part nor (unless the Tenant shall have previously notified the Landlord and have agreed to [***]) anything whereby [***] may become payable

               (c) to keep the Premises supplied with such fire fighting equipment as the insurers and the fire authority and/or the Landlord may require and to maintain the same to their satisfaction

               (d) not (except in such quantities as shall from time to time be required for the Tenant's manufacturing activities on the Premises) to [***] the Premises any [***] of a [***] and to comply with the requirements and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                      recommendations of the fire authority as to fire
                      precautions relating to the Premises

               (e) not to obstruct the access to any fire equipment or the means of escape from the Premises

               (f) to give notice to the Landlord forthwith upon the happening of any event which might affect any insurance policy relating to the Premises

               (g) if and whenever during the Term the Premises or any part thereof are damaged or destroyed by an Insured Risk and the insurance money under the policy of insurance is [***] the Tenant or anyone at the Premises expressly or by implication with the Tenant's authority [***] forthwith in every such case to pay to the Landlord [***] the amount of such insurance money [***] in which event the provisions of clauses 11.5 and 11.6 shall apply

               (h) forthwith to inform the Landlord in writing of any conviction judgement or finding of any court or tribunal relating to the Tenant (or any [***] of the Tenant) of such a nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue insurance of any of the above mentioned risks

               (i) if at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of any obligation herein contained) to [***] all moneys received by virtue of such insurance [***] in respect of which the same shall have been received and to pay to the Landlord a [***] which the Landlord may be required to pay in connection with any claim made under the policy or policies of insurance effected by the Landlord pursuant to clause 11.2

        11.7 The Landlord covenants with the Tenant in relation to the policy of insurance effected by the Landlord pursuant to clause 11.2 to:



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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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               (a)    produce to the Tenant on demand (but no more often than
                      once in any period of 12 months) reasonable evidence of the terms of the policy and the fact that the last premium has been paid

               (b) notify the Tenant of any material change in the risks covered by the policy from time to time and

               (c) use reasonable endeavors to procure either insurance in the joint names of the Landlord and the Tenant or failing that written confirmation from the insurers that they have agreed to waive all rights of subrogation against the Tenant

12.     GUARANTOR'S COVENANTS

        The Guarantor covenants with the Landlord:

        12.1 If the Tenant shall make any default in payment of the rents or in observing or performing any of the covenants conditions or other terms of this Sub-Underlease the Guarantor will pay the rents and observe or perform the covenants conditions or terms in respect of which the Tenant shall be in default notwithstanding:

               (a) any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of rent or the observance or performance of the Tenant's covenants or any refusal by the Landlord to accept Rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under section 146 Law of Property Act 1925 have been entitled) to re-enter the Premises

               (b) that the terms of this Sub-Underlease may have been varied by agreement between the parties providing such variation is not prejudicial to the Guarantor



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (c)    that the Tenant shall have surrendered part of the
                      Premises in which event the liability of the Guarantor hereunder shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under section 140 Law of Property Act 1925 and

               (d) any other act or thing whereby but for this provision the Guarantor would have been released other than a variation of the terms of this Sub-Underlease agreed between the parties that is prejudicial to the Guarantor

               (e) any change in the constitution structure or powers of the Guarantor the Tenant or the Landlord

               (f)    any act which is beyond the powers of the Tenant

        12.2 If the Tenant (being an individual) shall become bankrupt or (being a company) shall enter into liquidation and the trustee-in-bankruptcy or liquidator shall disclaim this Sub-Underlease the Guarantor will if the Landlord shall by notice within [***] after such disclaimer so require take from the Landlord a lease of the Premises for the residue of the Term which would have remained had there been disclaimer [***] hereunder and subject to the same covenants and conditions as in the Sub-Underlease (and so for this purpose any rent review date or other date or period which under the provisions of this Sub-Underlease is calculated by reference to the Term Commencement Date shall be deemed to be calculated from the Term Commencement Date) with the exception of this clause 12 such new lease to take effect from the date of the said disclaimer and in such case the Guarantor shall [***] and execute and deliver to the Landlord a counterpart thereof

        12.3 If this Sub-Underlease shall be disclaimed and for any reason the Landlord does not require the Guarantor to accept a new lease of the Premises in accordance with clause 12.2 the Guarantor shall pay to the Landlord on demand an amount



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               equal to the difference between any money received by the
               Landlord for the use or occupation of the Premises and the rents in both cases for the period commencing with the date of such disclaimer and ending on whichever is the earlier of:

               (a)    the date [***] after such disclaimer and

               (b)    the date [***] upon which [***]

        12.4 As between the Landlord and the Guarantor the Guarantor shall be deemed to be a principal debtor

        12.5 The Guarantor shall not be entitled to [***] by the Landlord in respect of the Tenant's obligations to the Landlord under this Sub-Underlease or to stand in the place of the Landlord in respect of such [***]

        12.6 Where the Guarantor is more than one person the release of one or more of them shall not release the others

13.     PROVISOS

        13.1   Re-entry

               If at any time during the Term:

               (a) the rents (or any of them or any part thereof) shall be in arrear and unpaid for [***] after becoming payable (whether formally demanded or not) or

               (b) there shall be any [***] by the Tenant of [***] this Sub-Underlease or

               (c)    the Tenant suffers any [***] on its goods or

               (d)    a [***] or an [***] is made in respect of the Tenant or



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

               (e) a resolution is passed or an order is made [***] the Tenant other than a member's [***] for the purpose of [***] previously approved by the Landlord or

               (f) a [***] (including an [***]) is [***] over the whole or any part of the [***] of the Tenant or

               (g) the Tenant is [***] or is [***] or (being a corporation or company incorporated outside Great Britain) is [***] under the laws of the country or state of its incorporation or

               (h) the Tenant (being a company) is deemed [***] within the meaning of [***] or (being an individual) appears to be [***] within the meaning of [***]

               the Landlord may at any time thereafter (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to the Landlord against the Tenant in respect of any antecedent breach (including the breach in relation to which re-entry is made) or any of the covenants and conditions contained in this Sub-Underlease

        13.2   Covenants relating to adjoining land

               Nothing contained in or implied by this Sub-Underlease shall give the Tenant the [***] or [***] or to [***] of any covenant agreement or condition entered into by [***] in respect of [***]

        13.3   Disputes with [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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               If any dispute arises between the Tenant and [***] or [***] as to
               [***] in connection with [***] or as to [***] the Premises [***] or as to [***] it shall be decided by [***]

        13.4   Effect of waiver

               Each of the Tenant's covenants shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily any such covenant or waived or released temporarily or permanently revocably or irrevocably a similar covenant or similar covenants affecting any [***]

        13.5   Rights [***] etc

               The operation of section 62 Law of Property Act 1925 shall be excluded from this Sub-Underlease and the only rights granted to the Tenant are those expressly set out in this Sub-Underlease and the Tenant shall not by virtue of this Sub-Underlease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to [***] any [***] not comprised in this Sub-Underlease

        13.6   Exclusion of [***] warranty

               Nothing in this Sub-Underlease or in any consent granted by the Landlord under this Sub-Underlease shall imply or warrant that the Premises may be [***] herein authorized (or any [***] authorized) under the Planning Acts

        13.7   Accidents

               The Landlord shall not be responsible to the Tenant or to anyone at the Premises expressly or by implication with the Tenant's authority for any accident happening or injury suffered or for any damage to or loss of any chattel sustained in the Premises or the Building

        13.8   Representations



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               The Tenant acknowledges that this Sub-Underlease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is made or confirmed in writing by the Landlord's Solicitors or that is expressly set out in this Sub-Underlease

        13.9   Licenses etc under hand

               Whilst the Landlord is a limited company or other corporation all licenses consents approvals and notices required or permitted to be given by the Landlord, shall be sufficiently given if given under the hand of a Director the Secretary or other duly authorized officer of the Landlord

        13.10  Tenant's property

               If after the Tenant has vacated the Premises on the expiry of the Term any property of the Tenant remains in or on the Premises and the Tenant fails to remove it within [***] after [***] the Landlord so to do or if after using its best endeavors; the Landlord is unable to [***] the Tenant within [***] from the first attempt so made by the Landlord:

               (a) the Landlord may as the agent of the Tenant [***] such property provided that the Tenant will indemnify the Landlord against any liability incurred by it [***] property shall have been [***] by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such property [***]

               (b) if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain the said [***] absolutely unless the Tenant shall [***] the same within [***] of the date upon which the Tenant vacated the Premises and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (c)    the Tenant shall indemnify the Landlord against any damage occasioned to the Premises or the Building or [***] and any actions claims proceedings costs expenses and demands made against the Landlord caused by or related to the [***] the Premises

        13.11  Compensation

               Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from, the Landlord on quitting the Premises any compensation under the 1954 Act

        13.12  Service of notices

               The provisions of section 196 Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the giving and service of all notices and documents under or in connection with this Sub-Underlease except that section 196 shall be deemed to be amended as follows:

               (a) The final words of section 196(4) "and that service be delivered" shall be deleted and there shall be substituted"... and that service shall be deemed to be made on the third "Working Day" meaning any day from Monday to Friday (inclusive) other than Christmas Day Good Friday and any statutory bank holiday"

               (b) Any notice or document shall also be sufficiently served if sent by telex or by telegraphic facsimile transmission to the party to be served and that service shall be deemed to be made on the day of transmission if transmitted before 4.00 p.m. on a Working Day but otherwise on the next following Working Day

        13.13  Qualified Expert

               (a)    A Qualified Expert is a person who:



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[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                      (i)    is an associate or fellow of the Royal Institute of
                             Chartered Surveyors

                      (ii) is appointed by the Landlord and the Tenant or in default of agreement [***] at the request of either of them or both of them jointly [***] or any person authorized at the relevant time to act on [***] behalf

                      (iii) is appointed to resolve [***] where this Lease provides for determination in this way and where the parties cannot agree

                      (iv)   may be the person who is also [***]

               (b) In resolving any of these questions the Qualified Expert will act as an expert and not as an arbitrator and [***]

               (c) In performing his functions hereunder the Qualified Expert shall be required to act fairly and impartially

               (d) As soon as he is appointed the Qualified Expert must write to the parties to this Lease and allow them [***] in which to submit to him in writing their proposals on how the matter in question should be decided provided that for the avoidance of doubt he shall not be obliged to [***] such proposals if in his professional judgement it is not appropriate to do so

               (e) The fees of the Qualified Expert for performing any of the functions given to him by this Lease will be paid by [***] except where the Qualified Expert directs otherwise and the Qualified Expert must order [***] to pay all or part of his fees when he decides a matter in the manner (or substantially in the manner) proposed by [***]

               (f) [***] covenants with [***] to pay the fees of the Qualified Expert except where the Qualified Expert directs otherwise



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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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               (g)    [***] covenants with [***] to pay the fees of the
                      Qualified Expert when directed by the Qualified Expert to do so

               (h) If the Qualified Expert or any replacement of his shall delay or become incapable or unwilling to act [***] someone else to act in his place

        13.14 In performing their respective functions; hereunder the Surveyor and the Accountant shall be required to act fairly and impartially

IN WITNESS whereof this Deed has been duly executed on the date first stated above



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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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                                   SCHEDULE 1

                                  THE PREMISES

1. All that land and buildings known as Unit 6 Boulevard Industry Park Halewood Merseyside shown for the purposes of identification only edged red on Plan 1 and without prejudice to the generality of the foregoing shall include:

        (a)    the Building

        (b)    all additions and improvements to the Premises

        (c) all the Landlord's [***] of every kind which shall from time to time be in or upon the Premises (whether originally [***] the same or otherwise) except any such [***] by the Tenant or at the Tenant's cost that can be [***] the Premises without [***] the same and

        (d)    any Conduits that exclusively serve the Premises

        (e) the airspace above the height of the Building and references to "Premises" shall in the absence of any provision to the contrary include any part of the Premises



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   SCHEDULE 2

                                 RIGHTS GRANTED

(1) The following rights in common with the Landlord and all others for the time being authorized by the Landlord or otherwise entitled for the Tenant and any permitted undertenant or permitted occupier of the Premises (and the operation of section 62 Law of Property Act 1925 shall be excluded from this Sub-Underlease):

        (a) until the same are adopted and maintainable at the public expense a right of way at all times with or without vehicles (so far as [***]) over South Road and over the Estate Roads for the purpose of [***] the Premises [***]

        (b) the right to connect to and use all Conduits from time to time serving the Premises and running across the Landlord's Adjoining Property provided that the Landlord has the right [***] during the Term to [***] for the Tenant to connect into any Conduits if in the reasonable opinion of the Landlord the Conduits are [***] which would be [***] from the proposed connection by the Tenant and

        (c) to the extent that such works cannot otherwise reasonably be carried out the right upon reasonable prior written notice to the occupier of any or in relation to the Common Parts notice to the Landlord (except in emergency when no notice need be given) to [***] any part of that Unit or on the Common Parts (but not [***] thereon) with or without [***] for the purposes of:

               (i) installing inspecting repairing renewing reinstalling cleaning maintaining or connecting to [***] serving or to serve the Premises

               (ii) inspecting cleaning altering repairing maintaining renewing or rebuilding the Premises [***]

               the person entering causing as little damage and inconvenience as reasonably practicable and making good at its own expense any damage caused to the Unit or the Common Parts by such entry



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                   SCHEDULE 3

                                 RIGHTS RESERVED

1.      The rights for the Landlord:

        (a) to carry out works to the Common Parts and any other part of the Estate and to [***] in whatever manner may be desired and to [***] whether or not in each case the access of light and air to the Premises from time to time enjoyed by [***] shall be affected in any way save for the rights expressly granted by schedule 2

        (b) to connect to and use all Conduits from time to time within or forming part of the Premises including but not limited to those contained in over under or within the area shaded orange on Plan 4 ("Orange Area")

        (c) upon reasonable prior written notice to the Tenant (except in emergency when no notice need be given) to [***] the Premises (but not save when exercising the rights set out in paragraphs 1(c)(iv) 1(c)(v) and 1(c)(vi) on or into any Buildings on the Premises) with or without tools appliances scaffolding and materials for the purposes of:

               (i) inspecting repairing maintaining and renewing any landscaped areas within the Premises which form part of the Landscape Corridor

               (ii)   constructing any buildings on any part of the Estate or

               (iii) inspecting cleaning altering repairing maintaining renewing demolishing or rebuilding any building forming part of the Estate or any part of the Common Parts

               (iv)   inspecting the Premises in conjunction with [***]

               (v) inspecting the Premises in order to ascertain whether the Tenant's use of the Premises has resulted in [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

               (vi) inspecting repairing maintaining renewing and connecting into the Conduits including but not limited to those within in over or under the Orange Area

               (vii)  exercising the rights reserved by paragraph 1(e) below

               (viii) any [***]

               the person [***] causing as little damage as reasonably practicable and making good without delay at its expense any damage caused to the Premises by such [***]

        (d) to [***] the Premises with [***] subject to the person exercising this right indemnifying the occupiers of the Premises against death or injury to persons and damage to property which may result from that [***]

        (e) to install construct inspect repair maintain renew and retain [***] and ancillary accommodation works on the Premises in the location noted as reserved for a possible [***] on Plan 5 including the right to [***] of the Premises for such purposes and to retain in such [***] the property plant machinery and equipment of any [***] provided that the person or persons exercising this right shall take all reasonable steps to minimize disruption to the Tenant and shall make good as soon as possible any damage caused to the Premises

        (f) all rights of light and air support and protection and all other easements quasi-easements rights and benefits [***] by [***] or [***] on the Estate

        (g) all rights of light and air support and protection enjoyed by the Premises and all other easements quasi-easements rights and benefits [***] by the Premises which would restrict or interfere with [***] for [***] purpose by the Landlord or any other person authorized by the Landlord or otherwise entitled



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   SCHEDULE 4

                                   RENT REVIEW

1.      Definitions and interpretation

        In this schedule unless the context requires otherwise the following words and expressions where they begin with a capital letter have the following meanings:

        "[***] RENT" means the rent (after [***] of such length as [***]) at which the Premises [***] at the Relevant Review Date [***] assuming that:

        1.1 all Buildings forming part of the Demised Premises have been [***]

        1.2 the Premises are [***] or (if permitted by this Sub-Underlease and if it would [***]) [***] with vacant possession [***] on a lease for a term equal to [***] or [***] whichever is [***] commencing on the Relevant Review Date including provisions for [***] and otherwise on the same terms as this (except as to the amount of the Rent)

        1.3 the covenants and provisions of the Sub-Underlease on the part of the Tenant have been fully performed and observed

        1.4 if the Premises have been destroyed or damaged they have been fully restored

        1.5    the Premises are ready to receive the [***] fitting out works

        1.6    no work has been carried out to the Premises which has [***]

        1.7    every [***] is able to [***] in full but disregarding:

        1.8 any effect on rent of the fact that the Tenant any undertenant or any of their respective predecessors in title have been [***] the Premises

        1.9 any [***] attached to the Premises by reason of [***] the Tenant any undertenant or any of their predecessors in title



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        1.10   the taxable status of the Tenant for the purpose of [***] or
               [***]

        1.11 any adverse effect on Rent of any [***] or other [***] on any [***]

        1.12   any effect on Rent of the [***]

        1.13 any effect on Rent attributable to any [***] the Premises [***] by or at the cost of the Tenant with the consent of the Landlord (where required) not more than [***] previously otherwise than in pursuance of an obligation to the Landlord

        1.14 any effect on Rent resulting from the absence of a [***] or other [***] which might otherwise [***] the Premises with vacant possession be granted to a tenant

        1.15 any effect on rent of [***] contained in any [***] in respect of the Premises or any part of them other than any [***] by or on behalf of the Landlord

               "RELEVANT REVIEW DATE" means the review date by reference to which the Rent is being reviewed

               "RENT REVIEW NOTICE" means a notice in writing prepared by [***] the Rent to be reviewed as from a Review Date

               "RESTRICTIONS" means restrictions imposed by [***] which operate to impose [***] in relation to [***] or the [***]

               "REVIEW DATE" means any one of the Review Dates

               "REVIEW DATES" means the [***] anniversary of the commencement of the Term and [***] anniversary of that date

2.      Procedure

        2.1 As from the Relevant Review Date the Rent shall be the [***] Rent or the Rent then payable whichever is [***]



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        2.2    In relation to each review the Landlord may serve on the Tenant
               [***] a notice in writing [***] the Rent to be reviewed as from the Relevant Review Date

        2.3 If the Landlord and the Tenant fail to agree the amount of the [***] Rent within [***] after the service of the Rent Review Notice [***] may apply for determination of the amount of the [***] Rent by [***] and the [***] Rent shall be such amount as shall be determined by [***]

        2.4 If [***] the [***] Rent is not agreed or determined by the Relevant Review Date then in respect of the period beginning with [***] and ending on [***] the Rent shall [***] the Relevant Review Date and at the end of such period there shall be due to the Landlord [***] duly apportioned in respect of such period [***] from the Relevant Review Date to the date of actual payment (inclusive of both dates)

        2.5 Where the Rent is [***] with effect from a Review Date the Landlord and the Tenant shall at their own cost [***] for annexation to the original and counterpart of this Lease

        2.6 If the Tenant has not sent to the Landlord a [***] within [***] of having received it the Landlord may [***] and send [***] to the Tenant together with a [***] and the provisions of paragraph
               2.5 above shall be deemed complied with

3.      Restrictions

        3.1 Where Restrictions are in force at a Review Date the Landlord [***] give notice to the Tenant [***] but not later that [***] after such Review Date [***] that Review Date [***] as the Landlord [***] subsequently by not less than [***] prior notice [***] and in that event the Rent [***] the Review Date that is [***] shall [***] until [***] on review at the [***] or (as the case may be) a [***] Review Date



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   SCHEDULE 5

                                 SERVICE CHARGE

1.      The Fair Proportion of Service Charge

        1.1 The "Fair Proportion" shall where the Landlord does not provide or procure the Services but pays the Landlord under the Head Lease to do so [***] per cent but where the Landlord does provide or procure the Services and in the absence of any other factors which the Landlord considers relevant acting reasonably shall mean such proportion of the Service Charge (as defined in clause
               1) as shall be calculated by application of the formula

               [***
               ------
                ***]

               when [***] equals the [***] of the Premises

        1.2 If the circumstances surrounding the provision of the Services (as defined in paragraph 2 of this schedule 5) properly warrant it the Landlord [***] in writing to determine [***] for the Fair
               Proportion:

               (a) [***] to cover the appropriate contribution for Services supplied or available for [***]

               (b) [***] to cover the appropriate contribution for such services supplied or available for [***] and in which case paragraph I of schedule 6 shall be read as if reference to the Estate were in fact to such [***]

        1.3 The Service Charge shall mean the cost to the Landlord of providing or of paying a third party to provide the Services (as defined in paragraph 2 of this schedule 5) in accordance with clause 7



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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2.      Services

2.1     The Services shall mean:

(a) Inspection maintenance management repair renewal rebuilding (where not capable of economic repair) reinstatement replacement resurfacing painting lighting cleaning (including the removed of rubbish and litter) and (where required by any Enactment) the alteration and modification of:

                      (i) the Common Parts (including planting tending replanting cultivating watering weeding and so on of any landscaping works within the Common Parts and any specialist treatment which may from time to time be required)

                      (ii) the boundary walls or fences of the Estate (save where a maintenance obligation in respect thereof is performed now or hereafter by and at the cost of some other person)

                      (iii) the Conduits (up to the connection with the relevant public main) not exclusively serving the Premises (save where a maintenance obligation in respect thereof is performed now or hereafter by and at the cost of some other person)

                      (iv)   the South Road

               (b) Planting tending replanting cultivating watering weeding of any landscaping works and any specialist treatment which may from time to time be required within the Landscape Corridor

               (c) Provision of all necessary full or part-time maintenance cleaning management and supervisory staff and the provision of suitable equipment protection and other clothing uniforms and facilities for such staff during a hours such staff are employed to work and the payment of reasonable and



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                      proper wages salaries national insurance general insurance health pension welfare and similar payments

               (d) The provision and retention of a security service for the Estate and in particular the monitoring of persons attending the Estate by means of such security monitoring equipment as is installed from time to time for the benefit of the Estate generally and the inspection maintenance management repair renewal reinstatement replacement and cleaning of such equipment

               (e) The provision operation inspection testing service repair maintenance cleaning lighting renewing or replacement of all plant machinery and equipment fixtures and fittings from time to time within the Common Parts and the installations referred to in paragraph 2.1(d) of this schedule

               (f) The provision maintenance repair and replacement of all estate signs notice boards advertisements receptacles tools appliances and apparatus within the Common Areas

               (g) Control of traffic on the Estate Roads (including the provision maintenance repair renewal and replacement of all entrance and exit barriers directional signs street bollards roundabouts street lighting road markings and street furniture)

               (h) Payment of all rates taxes duties charges assessments and outgoings whatsoever in respect of the Estate (save where the obligation to pay the same rests with someone else)

               (i) The effecting and maintenance of insurance for the Common Parts against loss or damage by fire and such other risks as the Landlord shall from time to time reasonably deem necessary in the interests of good estate management



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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               (j)    The carrying out of any works to the Common Parts which
                      shall or may be directed or required by any public local or any other authority and (where reasonable and appropriate) making representations against or otherwise contesting or dealing with every notice regulation or order of any competent local or other authority

               (k) The provision supply and running of water gas electricity telephone telecommunications and all other services whatsoever required in connection with the management of the Estate

               (l) Clearing snow from and applying salt and/or grit to such parts of the Estate as the Landlord shall reasonably consider desirable and purchasing and maintaining stocks of salt and grit

               (m) All such further services as the Landlord may in the interests of good estate management reasonably and properly consider necessary or advisable for the proper maintenance safety and good management of the Estate

        2.2 "SERVICES" shall not include any capital expenditure incurred by the Landlord in the initial construction of the Premises or the Estate



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   SCHEDULE 6

         DOCUMENTS CONTAINING MATTERS TO WHICH THE PREMISES ARE SUBJECT

1. Insofar as they relate to or affect the Premises all matters contained or referred to in the registers of Title Nos LA371448 MS387854 and MS401343

2.      All matters contained or referred to in the Headlease



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   SCHEDULE 7

                         AUTHORIZED GUARANTEE AGREEMENT



THIS AUTHORIZED GUARANTEE AGREEMENT is dated _________________ 19 and is made
BETWEEN:

(1)            whose registered office is at          ("THE LANDLORD")

(2)            whose registered office is at          ("the FORMER TENANT")

WITNESSES as follows:

1.      Definitions and interpretations

        1.1 In this Deed the following expressions shall where the context so admits or requires have the following meanings:

        "ASSIGNEE" means ____________ whose registered office is at _________ of
        _________________

        "PREMISES" means _______________________________

        "RELEVANT COVENANTS" has the same meaning as in section 16 of the 1995
        Act

        "RELEVANT PERIOD" means the period starting on the date when the Sub-Underlease shall be assigned to the Assignee and terminating on the date when the Assignee is released from the relevant covenants by virtue of the Act

        "SUB-UNDERLEASE" means a Sub-Underlease of the Premises dated __________ ______ 199 made between ________________ (1) and _______________ (2) and
        (3)

        "TERM" means the term of __________________ years from and including the ________________ 199 created by the Sub-Underlease



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        "1995 ACT" means the Landlord and Tenant (Covenants) Act 1995

        1.2 Words or phrases which are defined in the Sub-Underlease shall unless the context otherwise requires have a similar meaning when used in this Deed and any interpretations referred to in the Sub-Underlease shall also apply to this Deed

        1.3 Where the Former Tenant comprises 2 or more persons or corporations their liability shall be joint and several

        1.4 Words importing the singular meaning shall where the context so admit include the plural meaning and vice versa

2.      Authorized Guarantee Agreement

        2.1 This Deed is an Authorized Guarantee Agreement for the purposes of the 1995 Act and the circumstances set out in section 16(3) of the 1995 Act apply

3.      The Former Tenant's covenants

        3.1 The Former Tenant covenants and undertakes with the Landlord that:

               (a) The Assignee will during the Relevant Period punctually pay the rent(s) reserved by and comply with all the tenant's covenants being relevant covenants contained in the Sub-Underlease

               (b) The Former Tenant will pay and make good to the Landlord on demand and will indemnify the Landlord against all losses costs expenses and damages occasioned by or resulting from the Assignee's failure during the Relevant Period to comply with any obligation owed by the Assignee in respect of the relevant covenants

               (c) If during the Relevant Period the Sub-Underlease is disclaimed and the Landlord within 6 months of such disclaimer by notice in writing to the Former Tenant so requires the Former Tenant will accept and execute a



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                      counterpart of a lease of the Premises for a term equal to the residue of the Term unexpired at the date of the disclaimer at the rent payable immediately prior to such date and subject to conditions and obligations no more onerous than those contained in the Sub-Underlease (and including provisions if applicable for a review of the Rent on the same dates and in the same manner to those contained in the Sub-Underlease) such lease to take effect as from the date of the disclaimer

4.      Agreement and Declaration

        4.1 The parties hereby agree and declare that:

               (a) The Former Tenant shall not be released from any liability hereunder nor shall the liability of the Former Tenant be in any way affected by reason of:

                      (i) the fact that the Landlord does not strictly or timeously enforce the relevant covenants against the Assignee

                      (ii) any variation of the terms of the Sub-Underlease in the meantime to the extent permitted by section 18 of the 1995 Act

                      (iii) any compromise or arrangement agreed between the Landlord and the Assignee in the meantime

                      (iv) any consent given under the Sub-Underlease in the meantime

                      (v) when the Former Tenant comprises 2 or more persons) any release by the Landlord of any one or more of the Former Tenants

               (b) All monies due from the Former Tenant under this Guarantee shall be paid without any deduction whatsoever and without the Former Tenant exercising or seeking to exercise any right or claim to legal or equitable set-off except to the extent (if any) allowed by the Sub-Underlease



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

               (c) The parties hereby agree and declare that the provisions of clause 4 shall only take effect to the extent permitted by section 18 of the Act

IN WITNESS whereof this Deed has been duly executed on the date first stated above



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

Executed and delivered as a deed by     )
MEPC BOULEVARD LIMITED                  )
acting by two duly authorized officers: )





                                            Director



                                            Director/Secretary



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                                   APPENDIX 1

                               BASE SPECIFICATION












[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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


                                INTERCITY JIS LTD

                             BOULEVARD INDUSTRY PARK

                              MEDEVA PHARMA LIMITED

                            LEASE BASE SPECIFICATION

                                  08 APRIL 1999






[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                            LEASE BASE SPECIFICATION

                                  08 APRIL 1999

BOULEVARD INDUSTRY PARK

The buildings will be constructed as a shell capable of accepting specialist fitting out/modification by the occupier or Intercity JIS, an behalf of the occupier. A basic general office will be provided within the shell unit on two floors, the area of which will up to [***] of the total floor area. Toilets, including disabled provision, will be provided, compatible with the relevant minimum standards, the quantity of which shall be related to the number of employees calculated at one person per 75m2 of building area. A small kitchen space will be provided. Modifications to the baseline shell unit which are required. by individual occupiers can be incorporated and will be informed by [***].

The baseline shell building will comprise:

1.00    PRODUCTION/WAREHOUSE/DELIVER/DISPATCH

1.1     FLOORS

1.1.1   Ground floor. flat uniform surface, [***], with [***]

1.2     FRAME

1.2.1 The building primary frame will be steel and will generally provide an internal height of [***] to underside of haunch

1.2.2 The primary roof structure will have a load capacity (UDL) allowance of [***] for the support of [***]. (The structure will not be designed to make any allowances for [***]).

1.3     EXTERNAL WALLS

1.3.1   [***], self-finished, inside and outside.

1.3.2   [***] will be provided.



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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1.3.3   Escape and personnel doors [***].

1.4     ROOF

1.4.1   Low pitch [***].

1.4.2   Gutters will be insulated, [***].

1.4.3   Rainwater downpipes will be [***].

1.4.4   A [***], will be provided [***].

1.5     INTERNAL WALLS

1.5.1 Internal compartment walls to subdivide the production/warehouse will be provided (compliant with building regulations) equivalent to [***] of the length of external building perimeter is included.

1.5.2   Walls will generally be left [***].

1.6     SERVICES/UTILITIES

1.6.1 Incoming services to the Production/Warehouse facility will be terminated at [***] on the building perimeter. The following service loadings will be provided in addition to [***] (items 2.7 & 2.8)

        [***]

        The electrical power will be provided at [***] to the building.

1.6.2 General power will be provided to a point within the building for distribution by the tenant.

2.0     OFFICES/WELFARE ACCOMMODATION

2.1     Floors



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[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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2.1.1   Ground floor:  flat uniform surface, [***] with [***]

2.1.2   Upper floor:  flat uniform surface, [***], with [***]

2.1.3 The upper floor slab will be capable of accommodating up to [***] penetrations for services in designated areas.

2.1.4 The floors to office areas will be finished in carpet, toilets will be tile finished, and kitchen, welfare areas generally will be sheet vinyl.

2.1.5   There will be no provision for [***].

2.2     FRAME

2.2.1 The office area primary frame will be [***] and will provide a potential floor to floor height of approximately [***]. This frame will be [***].

2.2.2 The frame members supporting the floor will be fire protected to [***] as appropriate.

2.2.3 The office roof structure will have a load capacity (UDL) dead load of [***] for the support of building services and ceilings.

2.3     EXTERNAL WALLS

2.3.1   [***]. Internally the [***].

2.3.2   Windows will be [***].

2.3.3   Escape doors will be [***].

2.3.4   Main visitor/staff entrance door will be [***].

2.4     ROOF

        As item 1.40.

2.5     INTERNAL WALLS



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[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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2.5.1   Office perimeter walls will be a [***].

2.5.2   Toilet area walls will be as 2.5.1 but with a tile finish.

2.5.3 Kitchen area walls will be as 2.5.1 but with a combination of tile and painted plaster finish.

2.5.4 Internal doors between the warehouse/production area and offices will be [***]. Doors elsewhere will be [***].

2.6     CEILINGS

2.6.1   Ceilings to office areas will be [***].

2.6.2 Toilet and kitchen areas will be painted plasterboard suspended ceilings.

2.7     LIGHTING/SMALL POWER/COMMUNICATIONS

2.7.1   Office areas will have [***].

2.7.2 Toilet and kitchen areas will have modular recessed low energy fittings providing [***]. All other circulatory spaces to be provided with a lighting level of [***].

2.7.3   Offices will have [***]; on two internal walls.

2.7.4 Kitchen and lobby areas will have switched power outlets for cleaning/domestic appliances.

2.7.5 [***] will be installed to the perimeter of the building to [***] on the ground floor.

2.7.6 Emergency lighting will be provided, in accordance with building control/fire officer requirements.

2.8     HEATING/VENTILATION



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

2.8.1 General heating to the office, toilet and kitchen areas will be a [***] serviced by a [***]. [***] will have individual thermostatic controls.

2.8.2 Toilets and kitchen areas will be provided with mechanical extract ventilation in compliance with building control requirements.

2.9     FIRE ALARM INSTALLATION

2.9.1 A main fire alarm control/indicator panel will be installed [***]. The [***] will have appropriate fire detection systems.

3.0     DRAINAGE

3.1.1 Surface water drainage will be provided will be provided for roof areas and all external hardstanding areas including drainage channels in front of vehicle loading doors.

3.1.2   Foul drainage will be provided to toilets and kitchen.

4.0     EXTERNAL AREAS

4.1.1 Service yards and goods vehicle areas will be concrete with a brushed finish. These areas will be suitable for vehicles of a [***] load capacity.

4.1.2 Car parking spaces will be tarmacadam with demarcation lines. Car park roadway areas will be suitable for light goods vehicles and car traffic. Parking provision to meet minimum Local Authority standards.

4.1.3   The [***] will be secured with [***].

5.0     ANCILLARY ITEMS

5.1.1   The balance of the plot area will be grassed.

5.1.2 External lighting, mounted on the building will be provided, to give illumination to the service yard/car park.



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

5.1.3 Lighting protection will be provided to the building.





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 2

                                      PLANS






[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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


                                   APPENDIX 3

                                TENANT'S FIT-OUT






[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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


                                TABLE OF CONTENTS

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                                           PAGE
1.   Particulars.............................................................................1


2.   Definitions.............................................................................2


3.   Interpretation..........................................................................6


4.   Demise..................................................................................8


5.   Tenant's covenants......................................................................9

   5.1  Rent.................................................................................9
   5.2  Outgoings and Value Added Tax........................................................9
   5.3  Electricity gas and other services consumed.........................................10
   5.4  Repair..............................................................................10
   5.5  Clean and tidy and decoration.......................................................10
   5.6  Access of Landlord and notice to repair.............................................11
   5.7  Yield up............................................................................12
   5.8  Alterations and additions...........................................................12
   5.9  Planning, Acts......................................................................13
   5.10   Plans documents and information...................................................15
   5.11   Statutory obligations.............................................................15
   5.12   User..............................................................................16
   5.13   Nuisance etc and residential restrictions.........................................16
   5.14   Aerial signs and advertisements...................................................16
   5.15   Roof and floor weighting..........................................................17
   5.16   Unloading and parking.............................................................17
   5.17   Dealings with the Premises........................................................18
   5.18   Landlord's costs..................................................................21
   5.19   Adjoining Property................................................................22
   5.20   Pollution.........................................................................22
   5.21   Machinery.........................................................................22
   5.22   Regulations.......................................................................22
   5.23   Indemnities.......................................................................23
   5.24   Re-letting boards.................................................................23
   5.25   Rights of light and encroachments.................................................23
   5.26   Interest on Arrears...............................................................23
   5.27   Sale of reversion etc.............................................................24
   5.28   Defective Premises................................................................24
   5.29   New Guarantor.....................................................................25
   5.30   Landlord's rights.................................................................25
   5.31   Observe Headlease.................................................................25

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


   5.32   Indemnity for breach of Headlease.................................................25
   5.33   Permit access to the Landlord.....................................................25
   5.34   Compliance with Construction Regulations..........................................26

6.   Landlord's covenants...................................................................27

   6.1  Quiet enjoyment.....................................................................27
   6.2  Headlease rents.....................................................................27

7.   Landlord's provision of services.......................................................27


8.   Payment of Service Charge..............................................................28


9.   Times and manner of payment of Service Charge..........................................28


10.  Disputes...............................................................................29


11.  Insurance..............................................................................29


12.  Guarantor's covenants..................................................................33


13.  Provisos...............................................................................36

   13.1   Re-entry..........................................................................36
   13.2   Covenants relating to adjoining land..............................................37
   13.3   Disputes with adjoining owners....................................................37
   13.4   Effect of waiver..................................................................37
   13.5   Rights easements etc..............................................................37
   13.6   Exclusion of use warranty.........................................................38
   13.7   Accidents.........................................................................38
   13.8   Representations...................................................................38
   13.9   Licenses etc under hand...........................................................38
   13.10  Tenant's property.................................................................38
   13.11  Compensation......................................................................39
   13.12  Service of notices................................................................39
   13.13  Qualified Expert..................................................................40

SCHEDULE

1       The Premises........................................................................46
2       Rights granted......................................................................47
3       Rights reserved.....................................................................49
4       Rent Review.........................................................................51
5       Service Charge......................................................................55
6       Documents containing matters to which the Premises are subject......................59
7       Authorized Guarantee Agreement......................................................60


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